SI-BONE Corporate Overview January 2024

This presentation contains “ forward-looking statements,” which are statements related to events, results, activities or developments that SI-BONE expects, believes or anticipates will or may occur in the future. Forward-looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based on SI-BONE’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ mater ially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. R isks to SI-BONE’s results include preliminary four th quar ter and full year 2023 revenue and cash and marketable securities, which is subject to continued review by SI-BONE and its auditors and significant adjustments may be made before final results are determined, the company’s ability to introduce and commercialize new products and indications, its ability to maintain favorable reimbursement for procedures using its products, the impact of any future economic weakness on the ability and desire of patients to undergo elective procedures including those using SI- BONE's devices, its ability to manage risks to its supply chain, and future capital requirements dr iven by new surgical systems requiring instrument tray investment. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these and other risks and uncertainties, many of which are described in the company's most recent filings on Form 10-K and Form 10-Q, and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC's Internet site (www.sec.gov), especially under the caption "Risk Factors". SI-BONE does not under take any obligation to update forward-looking statements and expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein, except as required by law. This presentation includes certain non-GAAP measures, including Adjusted EBITDA. For a reconciliation of such non-GAAP measures to GAAP accounting metrics, please refer to the final page of this presentation or SI-BONE’s most recent earnings release. This presentation also includes preliminary fourth quarter and full-year 2024 revenue and cash and marketable securities, which remain subject to review and finalization as part of SI-BONE’s year end financial audit. 2 Safe Harbor Statement

Identifying Unmet Clinical Needs in the Sacropelvic Space Innovation 3 Differentiated Product Families 77 WW Patents Evidence 2 Randomized Controlled Trials 125+ Peer-reviewed Publications Education 3,600+ WW Surgeons 1 95,000+ Procedures Performed 2 Commercialization 82 Territory Managers 150+ CSS and Agents Market Leader >$3B Opportunity Breakthrough Products Differentiated Health Economics Scalable Infrastructure Note: As of January 8, 2024. 1. Trained and performed at least one procedure since inception of the company. 2. Since inception. 3

Large Addressable Markets with Attractive Fundamentals ~470,000 Target U.S. Annual Procedures 1 > $3 Billion Total U.S. Addressable Market 1 280,000 60,000 130,000 SI Joint Dysfunction 2 Pelvic Trauma 5 Adult Deformity 3+ Degenerative Spine 4 Spinopelvic Fixation $2.4 Billion $0.3 Billion $1.0 Billion Target U.S. Annual Procedures Total U.S. Annual Addressable Market 1. Management estimate for existing and potential products in 2024. Total addressable market defined as target case volume x Current ASP. 2. Sources: Jensen M, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007,Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery.; 4. 1.2M therapeutic injections per year with average patient in 5 years of pain = ~280K cases 3. 30K target procedures; 70K Deformity Procedures (Source: U.S.2020 Wallstreet Report) less Pediatric Procedures (Source: www.hopkinsmedicine.org) 4. 100K target procedures: 400K Lumbar Fusion Procedures (Source: 2020 Wallstreet Report); 25% procedures are L4-S1 and L5-S1 (Source: Orthopedic Network News, October 2020) 5. US Fragility FX TAM: 136K Incidence x 40% surgical candidates = 54K; High Energy FX TAM: 6K Pelvic Trauma Surgeries = 6K Source: Management estimates based on internal research; Melton, et al. (1981). Epidemiologic features of pelvic fractures. Clin Orthop Relat Res; Rommens, et al. (2017). Fragility fractures of the pelvis. JBJS; Demetriades, et al. (2002). Pelvic fractures with abdominal injuries. J Am Coll Surg. 4

WW REVENUE ($M) Strong Demand Drove Record Revenue in 2023 5 2023 WW REVENUE ($M) 2023 U.S. REVENUE ($M) $32.7 $33.3 $34.0 1Q23 2Q23 3Q23 4Q23E $30.5 $31.2 $32.3 1Q23 2Q23 3Q23 4Q23E Note: As of January 8, 2024 Note: The fourth quarter and full year 2023 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2023 financial results during its fourth quarter 2023 earnings call in February 2024. $36.5 - $36.6 $106.4 $138.5 - $138.7 FY22 FY23E 30%+ $38.5 - $38.7

Continued Record Surgeon Engagement 6 U.S. ACTIVE SURGEON BASE 925 1,130 4Q22 4Q23 ~22% 12th consecutive quarter of double- digit U.S. active surgeon growth 7th consecutive quarter of 20%+ U.S. procedure volume growth Note: Rounded numbers as of January 8, 2024 Note: The fourth quarter and full year 2023 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2023 financial results during its fourth quarter 2023 earnings call in February 2024. U.S. 4Q PROCEDURE VOLUME 3,500 4,300 4Q22 4Q23 ~21%

Entering 2024 With a Strong Balance Sheet 7 Note: As of January 8, 2024 Note: The fourth quarter and full year 2023 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2023 financial results during its fourth quarter 2023 earnings call in February 2024. CASH BALANCE ($M) Continued improvement in cash outflow while investing in the business ▪ 4Q23 net cash usage estimated to be ~$0.8 million Entering 2024 with strong liquidity ▪ ~$166 million in expected cash and equivalents $169.4 $166.8 $166.0 2Q23 3Q23 4Q23E

1/5/2024 Pioneering Sacropelvic Solutions 8 >95,000 Procedures >3,600 Surgeons >300M U.S. Covered Lives Note: As of January 8,2024

LAST JOINT LARGEST JOINT SI JOINT Major Joints Market 9

A Major Gap in Sacroiliac Joint Therapy NON-SURGICAL MANAGEMENT SURGERY MEDICATIONS, PHYSICAL THERAPY THERAPEUTIC INJECTIONS RADIO-FREQUENCY ABLATION OPEN SI JOINT FUSION MIS SI JOINT FUSION 10

11 Diagnostic Algorithm Acceptance and Adoption Source: Petersen, et al. BMC Musculoskeletal Disorders. 2017;18(1):188. DOI 10.1186/s 12891-017-1549-6 PATIENT HISTORY PROVOCATIVE TESTS LOCAL ANESTHETIC INJECTION MEDICARE (MACs) PRIVATE PAYORS Accuracy equals or exceeds other lumbar spine diagnoses

Comprehensive Sacropelvic Solutions Portfolio

iFuse / iFuse 3D

Market Leader in
SI Joint Fusion



iFuse TORQ

Disruptive Technology for
Fragility Fractures



iFuse Bedrock Granite

Breakthrough Fixation and
Fusion Solution



SI Joint Fusion | Pelvic Trauma | Adult Deformity

Adult Deformity | Degenerative Spine

Enabling Technologies: iFuse Navigation, iFuse Neuromonitoring, iFuse Robotics, iFuse Bone

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Patent Protected Differentiated Platform

- 77 issued patents: U.S. (59), OUS (18)
- 56 pending patents: U.S. (34), OUS (22)

- iFuse implant patent until Dec 2025
- Triangular broach instrument patent until Feb 2034
- iFuse-3D™ implant patents until Sept 2035

INSTRUMENT



Triangular broach instrument and the methods of using the instrument

3-D TECHNOLOGY



Rectilinear profile, longitudinal struts, and struts connecting the longitudinal struts

- iFuse Bedrock Granite implant patent until Feb 2039
- iFuse TORQ implant patent until Nov 2040

iFuse Bedrock Granite



Inner shank with external distal threads and an outer sleeve with threads, surface growth features, and fenestrations

iFuse TORQ



Helical threads, porous network of struts disposed between the threads, and the porous height is less than the major thread diameter

Note: As of January 8, 2024.

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Proprietary, Differentiated iFuse Technology® Rotation  6x resistance (vs. 12mm Rialto screw)1 Strength  3x strength (vs. stand 8.0mm cannulated screw)2 Safety  Low complication rate3,4 Revision  3.5% (4-year)5 Clinical Evidence  125+ publications (2 RCTs)6 Surface  Porous 1. SI-BONE Technical Study 300610-TS. Torsional Rigidity of the iFuse Implant Compared with a SI Joint Screw in a Sawbones Model. 2. SI-BONE Report. Strength of materials of the SI-BONE iFuse Implant vs. 8.0 mm Cannulated Screw. Mauldin RG. December 2009. 3. SI-BONE Corporate Records. Complaing Handling & Post-market Surveillance. December 2022. 4. Whang P, et al. Int J Spine Surg. 2023 Oct 5:8543. 5. Cher DJ, et al. Med Devices (Auckl). 2015;8:485-92. 6. www.si-bone.com/results 7. MacBarb RF, et al. Int J Spine Surg. 2017;11:16 (Part 2). REPRESENTATIVE COMPETITOR TPS-COATED iFUSE CANCELLOUS BONE 3D-PRINTED iFuse 3D 3 MONTH SHEEP STUDY 7 ► Proven triangular design and procedure ► Porous, 3D-printed titanium implant ► Bony on-growth, in-growth, and through-growth7 14

Robust Clinical Evidence • 125+ peer-reviewed published papers • 5-year long-term, prospective data • Two Level 1 randomized studies 15 www.si-bone.com/results

SALLY Prospective Clinical Trial: iFuse-3D 2-year Outcomes[1]

Rapid, marked and durable improvements in pain, patient function and quality of life


VAS SIJ pain
Mean, 95% CI
100
75
50
25
0
Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
0 1 3 6 12 18 24
Months after SIJ fusion


ODI
60
40
20
0
Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
0 1 3 6 12 18 24
Months after SIJ fusion

VAS Pain Reduction	57-point improvement (MCID 20 points)
ODI Disability Improvement	25-point improvement (MCID 15 points)
Decreased Opioid Use	59% at baseline vs. 18% at follow-up
Patient Satisfaction	91% satisfied / very satisfied at follow-up

All Trial Goals Met

Equivalence to iFuse[2]
- ✓ Demonstrated

Objective Functional Improvement[3]
- ✓ Important improvement

Accelerated SI Joint Fusion[4]
- ✓ 100% bone integration and 77% bone bridging at 12 months

1. Patel V, et al. Prospective Trial of Sacroiliac Joint Fusion Using 3D-Printed Triangular Titanium Implants: 24-Month Follow-Up. Med Devices (Auckl). 2021;14:211-16. (Published June 29, 2021). [51 subjects enrolled and treated between October 2017 and January 2019. 24-month follow-up was obtained in 43 (84%)]
2. Similar results to RCTs (INSITE and iMIA) and Prospective trial SIFI.
3. Three tests (active straight leg raise, 5x sit-to-stand, transitional timed up-and-go)
4. CT at 6 and 12 months [Patel V, et al. Med Devices (Auckl). 2022;13:173-82.]

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iFuse TORQ®: Cutting-Edge Pelvic Fixation and Fusion™

Large, Adjacent Market [1]	Differentiated Technology	Competitive Advantages
~$350 million Pelvic Trauma opportunity	FuSIon 3D™ Surface for Osseointegration	TORQLock™ Threads[2] 10x rotational resistance on insertion vs. trauma screws
~120K Sacral Fragility fracture incidence / yr.		
~$40 million revenue synergy opportunity	IntelliHarvest® Technology self harvests host bone	Compression Lag Implant and washer





1. Based on internal estimates.
2. Internal clinical reports. Data on file.

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iFuse Bedrock Granite®: Optimized for Fusion and Fixation



Differentiated Technology



Microporous Lattice Surfaces



Macroporous Fenestrations
IntelliHarvest® Cutting Flutes



OMNICapture™ Tulip & Set Screw



EZDrive® Tip

Large, Adjacent Market

~$1 billion Adult Spinal Deformity and Degenerative Spine pelvic fixation opportunity[1]

Competitive Advantages

Breakthrough Device Designation by the FDA

Expanded Rod Combability allows use with wide variety of pedicle screw systems

Up to $9,828 New Technology Add-On Payment (NTAP) [2]

1. Based on management estimate of total addressable market for existing and potential products in 2024.
2. In August 2022, the Center for Medicare and Medicaid Services issued a final decision for a New Technology Add-on Payment of up to $9,828 for eligible cases using iFuse Bedrock Granite

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Expand Access to Solutions Accelerate market expansion Increase Surgeon Engagement Drive surgeon penetration and adoption Expand Addressable Markets Build differentiated portfolio Long-Term Business Drivers Platform Set-up to Deliver Strong Revenue Growth and Operating Leverage 19 1. Adjusted EBITDA defined as Earnings Before Interest, Taxes, Depreciation, Amortization and Stock Based Compensation. Gain Operational Efficiency Achieve Adjusted EBITDA breakeven over time (1) Selectively expand sales force headcount Deploy hybrid case coverage solutions Leverage training and comprehensive portfolio to drive active surgeon growth Expand residents and fellows academic training programs Accelerate penetration of iFuse Bedrock Granite in adult deformity and degeneration market Build pelvic trauma market with TORQ Increase territory productive Expand and optimize surgical capacity to support growth >$3B Opportunity Breakthrough Products Differentiated Health Economics Scalable Infrastructure Strong Liquidity

Differentiated Portfolio Complemented By Strong Fundamentals

Robust Data	▪ 125+ published papers ▪ 2 randomized controlled trials
Reimbursement Advantage	▪ >300 million U.S. covered lives ▪ NTAP for iFuse Bedrock Granite
Large, Underpenetrated Markets	▪ 470,000 annual target procedures, for a total annual opportunity > $3 billion ▪ <10% SI joint fusion market penetrated
Proven Execution Track Record	▪ ~30% worldwide y/y revenue growth in FY2023 ▪ 12 consecutive quarters of double-digit U.S. active surgeon base growth
Strong Balance Sheet	▪ ~$166 million in estimated cash and equivalents

Note: As of January 8, 2024

Note: The fourth quarter and full year 2023 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2023 financial results during its fourth quarter 2023 earnings call in February 2024.

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1/5/2024 Pioneering Sacropelvic Solutions 21 >95,000 Procedures >3,600 Surgeons >300M U.S. Covered Lives Note: As of January 8,2024

Disclosure The iFuse Bedrock Granite® Implant System is intended for sacroiliac joint fusion for the following conditions: • Sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months. • To augment immobilization and stabilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. • Acute, non-acute, and non-traumatic fractures involving the sacroiliac joint. When connected to compatible pedicle screw systems with 5.5- or 6.0-mm posterior rods made from either titanium alloy or cobalt chore alloy the iFuse Bedrock Granite Implant System is intended to provide immobilization and stabilization of spinal segments in skeletally mature patien ts as an adjunct to thoracolumbosacral fusion for the following acute and chronic instabilities or deformities of the thoracic, lumbar, and sacral spine:  • Degenerative disc disease (DDD) as defined by back pain of discogenic origin with degeneration of the disc confirmed by patient history and radiographic studies  • Spondylolisthesis  • Trauma (i.e., fracture or dislocation)  • Spinal stenosis  • Deformities or curvatures (i.e., scoliosis, kyphosis, and/or lordosis)  • Spinal tumor  • Pseudarthrosis  • Failed previous fusion  Please refer to the additional information section in the Instructions for Use on compatible pedicle screw system rods. The iFuse Bedrock Granite Navigation instruments are intended to be used with the iFuse Bedrock Granite Implant System to ass ist the surgeon in precisely locating anatomical structures in iFuse Bedrock Granite Implant System procedures, in which the use of stereotactic surgery m ay be appropriate, and where reference to a rigid anatomical structure, such as the pelvis or vertebra, can be identified relative to the acquired image (CT,MR, 2D fluoroscopic image or 3D fluoroscopic image reconstruction) and/or an image data based model of the anatomy. iFuse Bedrock Granite Navigation instrume nts are intended to be used with the Medtronic® StealthStation® System. 22 Disclosures

Disclosures

The iFuse Implant System® is intended for sacroiliac fusion for the following conditions:

- Sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months.
- To augment immobilization and stabilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion.
- Acute, non-acute, and non-traumatic fractures involving the sacroiliac joint.

If present, a pelvic fracture should be stabilized prior to the use of iFuse implants.

The iFuse TORQ® Implant System is indicated for:

- Fusion of the sacroiliac joint for sacroiliac joint dysfunction including sacroiliac joint disruption and degenerative sacroiliitis.
- Fracture fixation of the pelvis, including acute, non-acute and non-traumatic fractures.

The iFuse TORQ Implant System is also indicated for fracture fixation of the pelvis, including acute, non-acute, and non-traumatic fractures.

The iFuse TORQ Navigation instruments are intended to be used with the iFuse TORQ Implant System to assist the surgeon in precisely locating anatomical structures in iFuse TORQ Implant System procedures, in which the use of stereotactic surgery may be appropriate, and where reference to a rigid anatomical structure, such as the pelvis or vertebra, can be identified relative to the acquired image (CT, MR, 2D fluoroscopic image or 3D fluoroscopic image reconstruction) and/or an image data based model of the anatomy. iFuse TORQ Navigation instruments are intended to be used with the Medtronic® StealthStation® System.

Healthcare professionals please refer to the Instructions For Use for indications, contraindications, warnings, and precautions at www.si-bone.com/label.

There are potential risks associated with iFuse procedures. They may not be appropriate for all patients and all patients may not benefit.
For information about the risks, visit: www.si-bone.com/risks.

SI-BONE, iFuse Implant System, iFuse Technology, Bedrock, iFuse Bedrock Granite, iFuse TORQ, iFuse Bone, EZDrive, Sacropelvic Solutions, and IntelliHarvest are registered trademarks of SI-BONE, Inc.
iFuse 3D, SI-BONE SImulator, FuSIon 3D, and TORQLock are trademarks of SI-BONE, Inc.
© 2024 SI-BONE, Inc. All rights reserved.

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